Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Chesapeake Energy Corporation, an Oklahoma corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: November 12, 2021

BX VINE (PUB) AGGREGATOR L.P.
By: BCP VI/BEP II/BEP Holdings Manager L.L.C., its general partner

By:	/s/ Christopher Striano
Name: Christopher Striano
Title: Senior Managing Director and Chief Operating Officer of Global Finance

BX VINE OIL & GAS AGGREGATOR L.P.
By: BCP VI/BEP II/BEP Holdings Manager L.L.C., its general partner

By:	/s/ Christopher Striano
Name: Christopher Striano
Title: Senior Managing Director and Chief Operating Officer of Global Finance

BCP VI/BEP II/BEP HOLDINGS MANAGER L.L.C.

By:	/s/ Christopher Striano
Name: Christopher Striano
Title: Senior Managing Director and Chief Operating Officer of Global Finance

[Chesapeake Energy Corporation – Schedule 13G – Joint Filing Agreement]

BLACKSTONE MANAGEMENT ASSOCIATES VI L.L.C.

By: BMA VI L.L.C., its sole member

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE ENERGY MANAGEMENT ASSOCIATES II L.L.C.

By: Blackstone EMA II L.L.C., its sole member

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE ENERGY MANAGEMENT ASSOCIATES L.L.C.

By: Blackstone EMA L.L.C., its sole member

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

[Chesapeake Energy Corporation – Schedule 13G – Joint Filing Agreement]

BMA VI L.L.C.
By: Blackstone Holdings III L.P., its managing member By: Blackstone Holdings III GP L.P., its general partner By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE EMA II L.L.C.

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE EMA I L.L.C.

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

[Chesapeake Energy Corporation – Schedule 13G – Joint Filing Agreement]

BLACKSTONE HOLDINGS III GP L.P. By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE INC.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

/s/ Stephen A. Schwarzman
STEPHEN A. SCHWARZMAN

[Chesapeake Energy Corporation – Schedule 13G – Joint Filing Agreement]